UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2005

                             Hesperia Holding, Inc.
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             (Exact name of registrant as specified in its charter)



          Nevada                     000-30085               88-04553327
----------------------------- -------------------------- -----------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)


                   9780 E. Avenue, Hesperia, California 92345
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              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (760) 244-8787

                                   Copies to:
                              Andrea Cataneo, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

     On January 26, 2005, the board of directors ("Board") of Hesperia Holding, Inc. (the "Company"), acting by unanimous written consent, appointed William Nalls and Steve Chaussy as members of the Board of Directors to replace existing vacancies on the Board.

     Since October 18, 2004, William Nalls has been the Chief Operations Officer of the Company. Since April of 1996 through the present, Mr. Nalls had been serving as Chief Operations Officer of Hesperia Truss, Inc, the Company's wholly owned subsidiary. Mr. Nalls also previously worked at Don Oaks Lumber, Inc. At Don Oaks Lumber and Hesperia Truss, Mr. Nalls received formal training on truss layout and design. Mr. Nalls has not held other directorships in reporting companies.

     Mr. Nalls does not have family relationships with any director, executive officer, or other person nominated or chosen by the Company to become directors or officers. In addition, Mr. Nalls does not have a direct or indirect material interest in any transaction or proposed transaction in the past two (2) years to which the Company was or is to be a party.

     Mr. Chaussy has been our Chief Financial Officer since June, 2003. From January of 2003 through June of that year, Mr. Chaussy held the position of CPA for Russell, Bedford, Stefanou, Mirchandani, LLC, an accounting firm based in McLean, Virginia. From April of 2000 through December of 2002, Mr. Chaussy was an international business consultant for Largo Vista Group, Inc. Previously, from October of 1994 thorough June of 2003, he served as CFO for Luberski, Inc. in Fullerton, California. Mr. Chaussy graduated from Virginia Polytechnic Institute and State University with a Bachelor of Science in 1977. He is a licensed CPA in Virginia (1978) as well as in California (2003).

     Mr. Chaussy does not have family relationships with any director, executive officer, or other person nominated or chosen by the Company to become directors or officers. In addition, Mr. Chaussy does not have a direct or indirect material interest in any transaction or proposed transaction in the past two (2) years to which the Company was or is to be a party.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Hesperia Holding, Inc.


Date: January 28, 2005                              /s/ DONALD M. SHIMP
                                                    -------------------
                                                    Donald M. Shimp
                                                    Chief Executive Officer

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